UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2009
Newmont Mining Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-31240	84-1611629

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 South Fiddlers Green Circle Greenwood Village, CO	80111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (303) 863-7414
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of a Registrant.
On September 18, 2009, Newmont Mining Corporation, a Delaware corporation (the “Company”), closed its sale of $2.0 billion Senior Notes consisting of (i) 5.125% Senior Notes due 2019 in the principal amount of $900 million (the “2019 Notes”), and (ii) 6.250% Senior Notes due 2039 in the principal amount of $1.1 billion (the “2039 Notes” and, together with the 2019 Notes, the “Notes”).
The Notes have been registered under the Securities Act of 1933 (the “Act”) pursuant to a registration statement on Form S-3 (File No. 333-161915) previously filed with the Securities and Exchange Commission under the Act.
The aggregate net proceeds received by the Company from the sale of the Notes were approximately $1,966 million, after deducting the underwriting discount and offering expenses. The Company intends to use the net proceeds of this offering for working capital and for general corporate purposes, including costs of exploration, development of the Company’s project pipeline and acquisition initiatives that may become available to the Company, although no specific acquisitions have been identified as of the date of this news release. Pending those uses, the Company intends to repay a portion of the Company’s senior revolving credit facility and place the remaining proceeds in short-term liquid investments.
The Notes were issued pursuant to an Indenture, dated as of September 18, 2009 (the “Base Indenture”), among the Company, Newmont USA Limited (the “Guarantor”) and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of September 18, 2009 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the Guarantor and the Trustee. Capitalized terms used in this current report and not defined herein have the meanings ascribed to them in the Indenture.
Interest on the Notes is payable semi-annually in arrears on April 1 and October 1 of each year, beginning on April 1, 2010. The 2019 Notes will mature on October 1, 2019 and the 2039 Notes will mature on October 1, 2039.
The Notes are subject to redemption upon not less than 30 days’ notice by mail, at any time, as a whole or in part, at the election of the Company, in accordance with the terms of the Indenture, at the greater of the following amounts:
•	100% of the principal amount of the Notes being redeemed on the Redemption Date; or
•	the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis, plus 30 basis points for the 2019 Notes or 35 basis points for the 2039 Notes;
plus, in each case, accrued and unpaid interest on the Notes to the Redemption Date.

Upon the occurrence of a Change of Control Repurchase Event, unless all Notes have been called for redemption pursuant to the provision described above, each Holder of Notes shall have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Notes at an offer price in cash equal to the Change of Control Payment.
The Notes are the Company’s unsecured obligations and will rank equally with the Company’s existing and future unsecured senior debt and senior to the Company’s future subordinated debt. The Notes will be guaranteed on a senior unsecured basis by the Guarantor. The guarantees for the Notes are unsecured and unsubordinated obligations of the Guarantor and rank equally with other unsecured and unsubordinated indebtedness of the Guarantor that is currently outstanding or that it may issue in the future. The guarantees will be released if the Guarantor ceases to guarantee more than $75 million of other debt of the Company.
The Indenture contains customary terms and covenants. Under certain events of default, including without limitation, failure to pay when due any principal amount or certain cross defaults to other agreements or instruments, occurring and continuing, either the Trustee or the Holders of 25% in aggregate principal amount of the series of Note may declare the principal of such Note and any accrued and unpaid interest through the date of such declaration immediately due and payable. In the case of certain events of bankruptcy or insolvency of the Company or the Guarantor, the principal amount of the Notes and accrued interest automatically become due and payable.
The foregoing description of the issuance and sale of the Notes and the terms thereof does not purport to be complete and is qualified in its entirety by reference to the Base Indenture and the First Supplemental Indenture, attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference. The forms of 2019 Note and 2039 Note, which are included as part of the First Supplemental Indenture, are filed as Exhibits 4.3 and 4.4, respectively, and are incorporated herein by reference. The forms of guaranty for the 2019 Note and the 2039 Note, which are also included as part of the First Supplemental Indenture, are filed as Exhibits 4.5 and 4.6, respectively, and are incorporated herein by reference.
Item 8.01 Other Events.
On September 18, 2009, the Company issued a press release announcing the closing of its sale of Notes, as referenced above under Item 2.03 of this current report. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
In connection with the offering, on September 15, 2009, the Company and the Guarantor entered into an underwriting agreement with Deutsche Bank Securities Inc. and UBS Securities LLC, as representatives of the several underwriters named therein, relating to the sale of the Notes (the “Underwriting Agreement”). A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1, and incorporated herein by reference.
Also in connection with the offering, Newmont is filing a legal opinion regarding the validity of the Notes as Exhibit 5.1 to this Form 8-K with reference to, and incorporated by reference into, the Registration Statement.

Important Legal Information
This Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of any of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The securities being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the prospectus supplement or the shelf registration statement or prospectus. A registration statement relating to the securities has been filed with the Securities and Exchange Commission, which was effective upon filing and a final prospectus supplement relating to the offering has been filed with the Securities and Exchange Commission.
Copies of the prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, may be obtained at www.sec.gov.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

1.1
Underwriting Agreement, dated September 15, 2009, among Newmont Mining Corporation (the “Company”), Newmont USA Limited (the “Guarantor”) and Deutsche Bank Securities Inc. and UBS Securities LLC, as representatives of the several Underwriters named therein.

4.1	Indenture, dated as of September 18, 2009, among the Company, the Guarantor and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”).

4.2	First Supplemental Indenture, dated as of September 18, 2009, among the Company, the Guarantor and the Trustee.

4.3	Form of the 2019 Notes (included as part of Exhibit 4.2).

4.4	Form of the 2039 Notes (included as part of Exhibit 4.2).

4.5	Form of Guaranty for the 2019 Notes (included as part of Exhibit 4.2).

4.6	Form of Guaranty for the 2039 Notes (included as part of Exhibit 4.2).

5.1	Opinion of Holme Roberts & Owen LLP regarding validity of the Notes.

23.1	Consent of Holme Roberts & Owen LLP (included as part of Exhibit 5.1).

99.1	Press Release, September 18, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMONT MINING CORPORATION
Dated: September 18, 2009	By:	/s/ Jeffrey K. Reeser
Jeffrey K. Reeser
Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1
Underwriting Agreement, dated September 15, 2009, among Newmont Mining Corporation (the “Company”), Newmont USA Limited (the “Guarantor”) and Deutsche Bank Securities Inc. and UBS Securities LLC, as representatives of the several Underwriters named therein.

4.1	Indenture, dated as of September 18, 2009, among the Company, the Guarantor and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”).

4.2	First Supplemental Indenture, dated as of September 18, 2009, among the Company, the Guarantor and the Trustee.

4.3	Form of the 2019 Notes (included as part of Exhibit 4.2).

4.4	Form of the 2039 Notes (included as part of Exhibit 4.2).

4.5	Form of Guaranty for the 2019 Notes (included as part of Exhibit 4.2).

4.6	Form of Guaranty for the 2039 Notes (included as part of Exhibit 4.2).

5.1	Opinion of Holme Roberts & Owen LLP regarding validity of the Notes.

23.1	Consent of Holme Roberts & Owen LLP (included as part of Exhibit 5.1).

99.1	Press Release, September 18, 2009.